Company Overview November 2013 My Club My Community My World

Cautionary Statement Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward- looking statements by terminology such as ‘‘may’’, ‘‘should’’, ‘‘expect’’, ‘‘intend’’, ‘‘will’’, ‘‘estimate’’, ‘‘anticipate’’, ‘‘believe’’, ‘‘predict’’, ‘‘potential’’ or ‘‘continue’’ or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, those factors identified in our prospectus filed on September 20, 2013 in the sections titled “Risk Factors,” “Special Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results Of Operations.” Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Non-GAAP Financial Measures In our presentation, we may refer to certain non-GAAP financial measures. To the extent we disclose non-GAAP financial measures, please refer to the Appendix and our Form 10-Q filed on October 18, 2013 for a reconciliation of these measures to what we believe are the most directly comparable GAAP measures. My Club My Community My World 2

Management Team Curt McClellan: CFOEric Affeldt: President & CEO • Serving Since: 2006 • Former Principal of KSL Capital Partners • Serving Since: 2008 • Former Vice President of Finance and Controller for FedEx Office • Previous financial positions with • Former CEO of KSL Fairways • Former President of General Aviation Holdings Randalls Food Markets and Digital Generation Systems • Certified Public Accountant My Club My Community My World 3

Transaction Recap • Initial Public Offering launched on September 20, 2013 (NYSE: MYCC) September 2013 IPO • 20.7 million shares (including greenshoe) priced at $14.00, or $289.8 million of gross proceeds • $184.8 million of primary proceeds used to reduce debt and for other fees and expenses – Redeemed $145 million High Yield Senior Notes – Leverage reduced from 4.1x to 3.2x (1) • KSL 64% ownership / Public and Management 36% ownership My Club My Community My World 4 (1) Based on funded debt and LTM Adjusted EBITDA; See Non-GAAP reconciliations of total debt per the balance sheet to funded debt and net loss to Adjusted EBITDA in the Appendix

Q3 and YTD 2013 Recap • Q3 Revenue of $194.8 million increased $14.8 million, or 8.2%, over prior year and YTD R f $545 5 illi i d $29 8 illi 5 8% i Highlights evenue o . m on ncrease . m on, or . , over pr or year due to strong organic and acquisition growth in our golf and country club segment • Q3 Adjusted EBITDA of $41 6 million increased $3 5 million or 9 3% over prior . . , . , year and YTD Adjusted EBITDA of $117.2 million increased $8.7 million, or 8.0%, over prior year due to increased Segment EBITDA from our golf and country club division and increased cash dividends, that are subject to timing, from an equity investment included in the calculation of Adjusted EBITDA (1) • We continued execution of our acquisition growth strategy which resulted in the addition of two private golf and country clubs during the second and third quarters of 2013 • Mark Burnett promoted to Chief Operating Officer My Club My Community My World 5 (1) Adjusted EBITDA is a non-GAAP measure and a reconciliation is provided in our Form10-Q and Appendix

Company Overview

CLUBCORP®

- Founded in 1957, ClubCorp has grown from one club to a leading owner-operator of private clubs in North America
- 153 owned and operated locations in 25 states, Washington D.C., Mexico and China(1)
- LTM Revenue of ~$785 million and Adjusted EBITDA of ~$175 million(2)(3)

148,000+
memberships(4) generating over $355 million in annual dues(2)

$2,400+
annual dues
per average membership in 2012

40%+
of members pay for upgrades(5)

4 million+
food & beverage covers in 2012

3.4 million+
rounds of golf in 2012

18,000+
acres of owned real-estate(5)







(1) As of Sept 3, 2013; includes 82 owned clubs and 71 leased, managed, or joint venture clubs
(2) LTM amounts as of Q3 2013 derived from our Form 10-Q and Prospectus
(3) Adjusted EBITDA is a non-GAAP measure and a reconciliation is provided in our Form10-Q and Appendix
(4) As of Sept 3, 2013; includes certain managed club memberships
(5) As of Sept 3, 2013

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My Club My Community My World
CLUBCORP®
Building Relationships & Enriching Lives®

ClubCorp At A Glance Cl bC H ldi Iu orp o ngs, nc. Club Revenue by Segment(1) Club EBITDA by Segment(1) Golf & Country Clubs 83% Business, Sports & Alumni Clubs 17% Golf & Country Clubs 77% Business, Sports & Alumni Clubs 23% Other Total Revenue by Type(1) Golf 18% 7% Dues 46% F&B 29% My Club My Community My World 7 (1) As of fiscal year ended December 25, 2012

Company Highlights

Membership-Based Business With Significant Recurring Revenue

Expansive Portfolio and Scale Provide Differentiated Leisure Product

Ownership of Award-Winning Golf, Country and Business Clubs

Poised to Benefit From Improving Economic Conditions

Attractive Organic and Reinvention Opportunities

Accretive Acquisitions Drive Future Growth

Seasoned Management Team With Experience Through Multiple Cycles

"America's Toughest Golf Courses" (Golf Digest)


Oak Tree Country Club
Edmond, OK

"Best Value Overall" (Avid Golfer)


Las Colinas Country Club
Dallas, TX

"America's Top 50 Courses for Women" (Golf Digest)


LPGA International
Daytona Beach, FL

My Club My Community My World
CLUBCORP® Building Relationships & Enriching Lives®
8

Membership-Based Business With Significant Recurring Revenue Membership Business With High-Quality Family, Recreation and Corporate Event Facilities in Prime, In-Fill Locations Affluent Demographic Resilient Membership Base • Average household income where members reside: – $180,000 – $200,000 for Golf & Country 163,107 155,146 100.0%180,000 Club members – $155,000 – $180,000 for Business, Sports & Alumni Club members 147,056 143,623 143,572 144,765 148,510 80 0% 90.0% 90 000 120,000 150,000 • On average, $4,100 spend per membership and 30 visits annually(1) • On average, $7,200 spend per golf membership and 57 visits annually(1) 81.3% 78.0% 78.4% 79.4% 80.6% 80.7% 70.0% . 30,000 60,000 , visit • Diverse membership appeal and family focused • 48% of total golfers are under the age of 40(2) 60.0%0 2007 2008 2009 2010 2011 2012 Q2 '13 Memberships Retention Rate Q3 ‘13 My Club My Community My World 9 (1) Based on 2012 internal data, includes annual dues payments (2) National Golf Foundation – 2011 data

Expansive Portfolio and Scale… Benefits of Our Portfolio and Scale 148,000+ Memberships serving over 370 000 individuals 153 Owned & operated locations (1) 25 States, Washington D C Mexico & China (1)• Nationally recognized and award winning clubs (1) , . ., – 135 18-hole golf course equivalents(1) – 600+ tennis courts • In 17 of the top 20 most populous metropolitan statistical areas(2) • Strategic clusters (e.g. Texas/California) provide a compelling value proposition • Diversification of revenue streams – No club with more than 3.2% of total revenue Mitigates impact of adverse regional Golf and Country Clubs China Mexico – weather patterns and fluctuations in regional economic conditions • Operational synergies My Club My Community My World 10 Business, Sports and Alumni Clubs (1) As of Sept 3, 2013 (2) Source: 2010 Census

…Provide Differentiated Leisure Product ClubCorp Becomes An Integral Part of Members’ Lives – Six Year Average Life for G&CC Members & Four for B&SC Why Become a ClubCorp Member? • Membership provides a variety of opportunities to build relationships and enrich the lives of each member – Our clubs offer a spectrum of leisure and social activities that appeal and cater to the entire family – Clubhouses become a second home, a place where members can socialize, entertain and relax “Best Overall Family Club” (Avid Golfer) – Clubs within clubs • Superior value proposition offered through O.N.E. program Brookhaven Country Club Farmers Branch, TX – My Club + My Community + My World – Member privileges within ClubCorp network My Club My Community My World 11 – Special offerings with other leisure-oriented businesses

O.N.E. (Optimal Network Experiences)

In 2012, Over 40% of Our Members Took Advantage of One or More of Our Upgrade Programs

O.N.E. Benefits

Currently offered at 70 clubs with a goal of expanding to additional clubs in the future

Benefits At Your Home Club

- 50% off á la carte dining(1)

Benefits At Clubs Within 50 Miles

- Preferred rates for golf at ClubCorp owned clubs
- Dining discounts at our Business clubs
- Private invitations to HUB special events

Benefits At Clubs Outside of 50 Miles

- 2 free rounds of golf per Golf & Country club, per month(2)
- 2 free meals per Business club, per month(1)

(1) Excludes liquor, service charge and taxes
(2) Excludes cart fees

ClubCorp Benefits

Low Turnover — Higher member retention rate due to superior value proposition

Minimal Incremental Costs — Increased revenue without increasing fixed costs

Yield Per Membership — Increases yield per membership by encouraging members to utilize clubs more frequently

From 2010 - 2012: ↑ *28%* Cross- Club Utilization; ↑ *14%* F&B Revenue

My Club | My Community | My World

12

CLUBCORP® Building Relationships & Enriching Lives®

Case Study: Our Dallas Cluster

Having Multiple Clubs Focused in Key Markets Enhances Membership Appeal

Key Points

- Well positioned in several top MSAs
  - Dallas / Fort Worth is the largest metro area in Texas; top five largest in the U.S.
- Clustering benefits both the member and ClubCorp by driving club utilization while offering the member choices
- Increases operational efficiencies in these affluent, dense metropolitan areas

O.N.E. and HUB Events Bring Members Together

	Saturday April 16 4 pm: Shotgun	***Around the World Golf Scramble & Party*** Stonebridge Ranch Country Club
	Saturday May 14 8 pm: 9-hole Shotgun	***A Shot in the Dark*** Canyon Creek Country Club
	Friday June 17 5 pm: Shotgun	***Crazy 8's & Crazy Karaoke*** Trophy Club Country Club
	Saturday July 2 7 – 10 pm	***4th of July Hot Summer Night*** Las Colinas Country Club

Dallas Club Offerings

Dallas

- 13 Golf & Country clubs
- 2 Business, Sports & Alumni clubs
- 351 holes of golf
- 149 tennis courts (16 indoor)


Dallas
Golf and Country Clubs
Business, Sports and Alumni Clubs

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My Club My Community My World
CLUBCORP®
Building Relationships & Enriching Lives®

Ownership of Award-Winning Clubs / Real Estate “Top 50 Private Clubs” (Golf World) • Located in major urban in-fill markets, represents a high barrier to entry • Own the real estate for 81 of 104 golf and country clubs, representing over 18,000 acres(1) Firestone Country Club  Akron, OH “Most Grand Clubhouse” & “Most Female Friendly” (Avid Golfer) • Provides significant operational and financial flexibility – Allows us to control our assets – we can reinvent our clubs – Ability to deploy investment capital quickly and drive returns Perennial Host of the Kraft Nabisco Championship Gleneagles Country Club  Plano, TX Qualifier • Majority of 23 remaining clubs are operated under long-term leases with significant flexibility My Club My Community My World 14 Mission Hills Country Club  Rancho Mirage, CA (1) As of Sept 3, 2013

Poised to Benefit From Improving Economic Conditions 20 0 25.0 165 170 p s Membership Trend vs. Home Sales We believe that membership growth is a lagging economic indicator 10.0 15.0 . 145 150 155 160 H o m e S a l e s ( i n m i l l i o n s ) o t a l m e m b e r s h i p ( i n t h o u s a n d s ) 0.0 5.0 135 140 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 T o ClubCorp Memberships Home Sales Volume ...And Improving Consumer & Business Outlook(2)Disposable Income Rebound(1)… Source: National Association of Realtors and Census Bureau ($ in billion) ($ in billion) $11,591 $11,200 $11,800 $8,000 $10,000 $12,000 $1,200 $1,600 n s u m p t i o n e s a x P r o f i t s Corporate After-Tax Profits Real Personal Consumption Expenditures $10,000 $10,600 U.S. Quarterly Real Disposable Income (Seasonally Adjusted) $0 $2,000 $4,000 $6,000 $0 $400 $800 R e a l P e r s o n a l C o n E x p e n d i t u r e C o r p o r a t e A f t e r - T a My Club My Community My World 15 (1) Quarterly real disposable personal income, seasonally adjusted per Bureau of Economic Analysis (2) Consumer discretionary spending per Bureau of Economic Analysis; corporate after-tax profits per Federal Reserve Economic Data Q2 2005 Q2 2007 Q2 2009 Q2 2011 Q2 2013 1978 1995 2012

Strategy for Growth

Organic

Relevant / Innovative Programming & Advanced Retention Tools

- Family focused programming
- Sales initiatives targeted at executive and legacy memberships
- O.N.E. product / portfolio & alliance offerings

Leads to +80% blended retention[(1)]

~1,400 legacy memberships[(2)]

O.N.E. VAIL RESORTS WESTERN ATHLETIC CLUBS OMNI HOTELS & RESORTS

Reinvention

Reinvent Through Strategic Capital Investments

- Contemporary outdoor dining and verandas with fire pits
- Fitness facilities & resort-like water features
- "Anytime Lounges" & "Touchdown Rooms"

25 clubs with major reinventions[(3)]

2012 visits up 24% at G&CC

2012 visits up 69% at BS&C

External

Strategically Acquire and Underwrite To Rigorous Standards

- Highly fragmented industry
- ClubCorp is logical buyer
- Sophisticated screening & acquisition process

Significant number of identified opportunities

Target 10-15% unlevered returns

Asset level or portfolio acquisitions

(1) As of fiscal year ended December 25, 2012
(2) As of Sept 3, 2013
(3) Major reinventions defined as those clubs receiving $750,000 or more gross capital spend on a project basis

16 My Club My Community My World CLUBCORP® Building Relationships & Enriching Lives®

Elements of Reinvention Water FeaturesOutdoor Dining Identified 15+ G&CC and 7 B&SC Clubs for Potential Reinvention in 2014 – 2015 Touchdown Rooms Anytime Lounges My Club My Community My World 17

Aft Case Study: Las Colinas Country Club erInvestment & Results ~$2.0 Million Gross Investment in 2011 2012 (Year 1) Cash on Cash Return ~39% Metric Pre(1) Post(1) % Change Revenue $6,627 $9,047 36.5% Before Memberships 756 907 20.0% My Club My Community My World 18 (1) Pre-construction time period of fiscal 2010 compared to post-construction time period of fiscal 2012

Aft Case Study: University Club San Diego erInvestment & Results ~$2.7 Million Gross Investment in 2010 2012 (Year 3) Cash on Cash Return ~44% Metric Pre(1) Post(1) % Change Revenue $4,488 $6,832 52.2% Before Memberships 1,486 1,884 26.8% My Club My Community My World 19 (1) Pre-construction time period of fiscal 2009 compared to post-construction time period of fiscal 2011

External Growth Enhances Returns Golf and Country Club Industry Dynamics • Highly fragmented industry with ~3,900 private golf clubs, ~15% under corporate management Golf Facilities in the U.S. (2012) ClubCorp target • Few large scale club owner / operators who competitively bid for assets • ClubCorp viewed as logical consolidator with Public 75% Private 25% market operational expertise and available capital ClubCorp Acquisition Strategies Demographic Analysis / Evaluation(1) Source: National Golf Foundation • Rigorous evaluation of strategic acquisitions screened by demographics, market, revenue and earnings potential M i t i l ti hi ith th l b Cherry Valley CC • a n a n re a ons ps w o er c u owners, their directors and lenders • Benchmark against existing assets My Club My Community My World 20 • Initiate or expand hub potential C11Group A Households B07Demographic A Demographic B(1) Per Buxton, a database and mapping service

P h G lf Recent Acquisitions Date Club Location urc ase Price o Holes June 2010 Country Club of the South Georgia $7.4 18 A t 2011 C t d G lf & C t Cl b W hi t 4 0 18ugus an erwoo o oun ry u as ng on . June 2011 The Hamlet Golf & Country Club New York 6.3 18 June 2011 Willow Creek Golf & Country Club New York 6.3 18 Canterwood Golf & Country Club Gig Harbor, WA(1) (1) June 2011 Wind Watch Golf & Country Club New York 6.3 18 April 2012 Hartefeld National Golf Club Pennsylvania 3.6 18 May 2013 Oak Tree Country Club Oklahoma 10.2 36 (1) (2) June 2013 Cherry Valley Country Club New Jersey 5.6 18 8 Total Clubs Acquired Since 2010 $49.7 162 Oak Tree Country Club Edmond, OK My Club My Community My World 21 Hamlet Golf & Country Club Long Island, NY (1) Represents a total portfolio acquisition price of $18.8 million evenly split amongst three clubs (2) Includes $5.0 million of debt in addition to $5.2 million of cash consideration

Case Study: Country Club of the South Overview Location Outside of Atlanta, GA Year Acquired 2010 Price to Replacement Cost Less than 33% Purchase Price ~$7.4 million Reinvention Investment $2.0 million 2012 YoY Revenue Growth 9.6% 2012 YoY Membership Growth 8.2% 2012 (Year 2) Cash on Cash Return(1) ~ 18% • Access to expansive network Significant Benefits to Existing Members of Acquired Clubs • Capital investment and reinvention elements with no member assessments • Financial and management stability and expertise My Club My Community My World 22 • Innovative and relevant programming (1) Based on purchase price and reinvention investment

Attractive Cash Flow Profile $720 $755 $785 $166 $175 Total Revenue ($ in mm) Adjusted EBITDA ($ in mm)(2) $688 $150 $157 2010A 2011A 2012A LTM 2010A 2011A 2012A LTM Unlevered Free Cash Flow ($ in mm)(4)Capital Expenditures ($ in mm) (1) (1) $18 $23 $38 $43 Maintenance CapEx ROI CapEx $125 $132 $149 $151 (3) $25 $25 $17 $24 2010A 2011A 2012A 2013E 2010A 2011A 2012A LTM(1) My Club My Community My World 23 (1) LTM amounts as of Q3 2013 derived from our Form 10-Q and Prospectus (2) Adjusted EBITDA is a non-GAAP measure and a reconciliation is provided in our Form 10-Q and Appendix (3) ROI CapEx includes reinvention capital and other expansion capital expenditures (4) Unlevered free cash flow calculated as Adjusted EBITDA less maintenance capital expenditures

Conservative Capital Structure Positioned for Growth

September 2013 IPO

Sources of Funds		Uses of Funds	
Primary Proceeds	$185	Senior Notes Paydown	$145
Secondary Proceeds	105	Senior Notes Redemption Premium	15
Cash from Balance Sheet	2	Senior Notes Accrued Interest[(1)]	6
		Secondary Proceeds, net	98
		Fees & Expenses[(2)]	28
Total Sources of Funds	**$292**	**Total Uses of Funds**	**$292**

Capital Structure

($ in millions)	Q3 2013	Q3 Pro Forma[(3)]
Cash and cash equivalents	$ 43	$ 43
Term Loan	301	301
High Yield Senior Notes (10%)	415	270
Other Funded Debt[(4)]	39	39
Total Funded Debt[(5)]	$ 755	$ 610
Net Funded Debt	$ 712	$ 567
Net Funded Debt[(5)] / LTM Adjusted EBITDA	4.1x	3.2x
Availability under Revolving Credit Facilities	31	135
Liquidity[(6)]	$ 74	$ 178

Highlights

- Intend to paydown $145 million of High Yield Senior Notes with primary proceeds from offering
- Remaining High Yield Senior Notes callable at end of 2014 at 105%
- Flexibility for debt consolidation at lower rates
- 7-year term loan at L+300 with 1% LIBOR floor with IPO
- Revolving credit facility of $135 million and liquidity of $178 million with IPO

No Near-Term Debt Maturities[(5)]



Q3 Pro Forma Post-IPO
($ in millions)
$0
$1
$5
$5
$29
$570
2013
2014
2015
2016
2017
2018+

(1) Reflects accrued and unpaid interest through October 28, 2013 for Senior Notes being paid down with IPO proceeds
(2) Reflects underwriting gross spread for primary and secondary offering, a $5.0 million payment to KSL Management and $4.5 million of estimated other expenses including legal and accounting fees incurred with IPO
(3) Pro forma includes $145 million redemption of our Senior Notes and increased availability under our Revolving Credit Facilities per the third amendment to the credit agreement governing the Secured Credit Facilities
(4) Excludes $27.3 million of capital leases, $11.8 million of notes payable related to certain non-core development entities and $3.1 million of other indebtedness
(5) Funded Debt calculated as total debt less Other Funded Debt defined in footnote (4)
(6) Liquidity calculated as the sum of Cash and cash equivalents and Availability under Revolving Credit Facilities

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My Club My Community My World
CLUBCORP® Building Relationships & Enriching Lives®

Focus on Shareholder Value Return on Capital • Target of 10% - 15% unlevered returns ROI CapEx • 22 clubs identified in 2014 and 2015 as potential reinvention projects Acquisitions • Target of 10% - 15% unlevered returns • Greater emphasis on growth through acquisitions Significant Liquidity Post IPO • $135 million credit facility • > $40 million of cash • Generation of recurring free cash flow My Club My Community My World 25 • YTD Q3 2013 Adjusted EBITDA growth rate 8.0%

Seasoned Management Team

CLUBCORP						
Name	**Eric Affeldt**	**Curt McClellan**	**Mark Burnett**	**David Woodyard**	**Jamie Walters**	**Ingrid Keiser**
Title	President & CEO	Chief Financial Officer	Chief Operating Officer	EVP Business, Sports & Alumni Clubs	EVP Sales & Revenue	General Counsel, Secretary & EVP People Strategy
Relevant Experience	**32 Years**	**23 Years**	**26 Years**	**33 Years**	**23 Years**	**25 Years**

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My Club | My Community | My World
CLUBCORP®
Building Relationships & Enriching Lives®

Conclusion Membership-Based Business With Significant Recurring Revenue E i P tf li d S l P id Diff ti t d L i P d txpans ve or o o an ca e rov e eren a e e sure ro uc Ownership of Award-Winning Golf, Country and Business Clubs Poised to Benefit From Improving Economic Conditions Attractive Organic and Reinvention Opportunities Accretive Acquisitions Drive Future Growth Seasoned Management Team With Experience Through Multiple Cycles My Club My Community My World 27

My Club My Community My World 28

Appendix My Club My Community My World 29

Historical Results (1) (1)2010 2011 2012 LTM (1) Golf and Country Clubs Membership Count 79 656 80 619 82 719 86 628 ($ in millions, except memberships) Stonebriar Country Club Frisco, TX , , , , Segment Revenue $ 523.4 $ 550.9 $ 583.5 $ 605.5 Segment EBITDA $ 142.6 $ 151.6 $ 166.3 $ 175.2 Business, Sports & Alumni Clubs Membership Count 63,967 62,953 62,046 61,882 Segment Revenue $ 167.3 $ 171.3 $ 174.3 $ 176.0 Citrus Club Orlando, FL Segment EBITDA $ 29.6 $ 32.6 $ 34.4 $ 33.7 Total ClubCorp Membership Count 143 623 143 572 144 765 148 510 , , , , Total Revenue $ 687.7 $ 720.0 $ 754.9 $ 784.6 Adjusted EBITDA $ 150.2 $ 157.2 $ 166.2 $ 174.9 My Club My Community My World 30 Anthem Golf and Country Club Phoenix, AZ (1) LTM amounts as of Q3 2013 derived from our Form 10-Q and Prospectus; membership count as of Sept 3, 2013

Adjusted EBITDA Reconciliation Net loss (8,403)$ (11,454)$ 36 Weeks Ended Sept 3, 2013 Four Quarters Ended Sept 3, 2013 Interest expense 58,646 87,728 Income tax (benefit) expense 1,150 (6,131) Interest and investment income (224) (1,350) Depreciation and amortization 49,497 73,857 EBITDA 100,666$ 142,650$ Impairments and disposition of assets (1) 8,286 20,089 Non-cash adjustments (2) 2,889 4,167 Other adjustments (3) 3,294 4,278 S t EBITDA 115 135$ 171 184$egmen , , Acquisition adjustment (4) 1,198 1,985 Non-cash and other adjustments (5) 857 1,700 Adjusted EBITDA 117,190$ 174,869$ (1) Includes non-cash impairment charges related to: liquor licenses, property and equipment, equity method investments, mineral rights, loss on disposals of assets and net loss from discontinued clubs. (2) Includes non-cash items related to purchase accounting associated with the acquisition of ClubCorp, Inc. in 2006, by affiliates of KSL and expense recognized for our long-term incentive plan. (3) Other adjustments include management fees and expenses paid to an affiliate, acquisition costs, loan origination fees and non-recurring charges incurred in connection with the ClubCorp Formation. (4) Represents deferred revenue related to initiation deposits and fees that would have been recognized in the applicable period but for the application of purchase accounting in connection ith th h f Cl bC I i 2006 My Club My Community My World 31 w e purc ase o u orp, nc. n . (5) Represents adjustments permitted by the credit agreement governing the Secured Credit Facilities including cash distributions from equity method investments less earnings of said investments, income or loss attributable to non-controlling equity interests of continuing operations, exclusion of non-cash income related to surface rights agreements and franchise tax expense.

Funded Debt Reconciliation As of Sept 3, 2013 Total funded debt, including current maturities 754,978$ Add: Notes payable related to certain Non-Core Development Entities 11,837 Other indebtedness 3 054 , Capital leases 27,311 Total long-term debt, including current maturities 797,180$ Less: Current maturities of long term debt (11 376) - , Long-term debt 785,804$ My Club My Community My World 32